UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2025

TUHURA BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-37823	99-0360497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10500 University Center Dr., Suite 110
Tampa, Florida 33612
(Address of Principal Executive Offices, including zip code)

Registrant’s Telephone Number, Including Area Code: (813) 875-6600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	HURA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 2, 2025, TuHURA Biosciences, Inc. (the “Company”) and investors (the “Purchasers”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) pursuant to which the Company agreed to issue to the Purchasers, in a private placement (the “Offering”), an aggregate of 4.76 million shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), together with warrants to purchase an equal number of shares of Common Stock at an exercise price of $3.3125 (the “Warrants”), for an aggregate offering amount of approximately $12.6 million. The combined effective offering price for each Share and accompanying Warrant in the Offering was $2.65.

Pursuant to the Securities Purchase Agreement, each Purchaser will be obligated to purchase such Purchaser’s respective investment in the Offering in four equal tranches, as follows:

•	$2.23 million at the initial closing date immediately after the execution of the Securities Purchase Agreement (the “Initial Closing”);

•

$2.23 million will be purchased on the third business day after the date on which the Company notifies the Purchasers that the Food and Drug Administration (FDA) has notified the Company that the Company is no longer subject to the partial clinical hold set forth in the FDA’s Partial Clinical Hold letter to the Company dated January 24, 2024, with respect to the Company’s planned Phase 3 trial of IFx-2.0;

•	$2.23 million will be purchased on the third business day after the date on which the Company notifies the Purchasers that the Phase 3 trial for IFx-Hu2.0 (the “Phase 3 Trial”) has been initiated; and

•

$2.23 million will be purchased on the third business day after the date on which the Company notifies the Purchasers that all material conditions for the closing of the Company’s proposed merger transaction with Kineta, Inc. (the “Kineta Merger”) have been satisfied (other than conditions that cannot be satisfied until on or immediately before the closing of the Kineta Merger) and that the Company is prepared to close the Kineta Merger.

In addition to the approximately $8.9 million that will be purchased in four equal tranches pursuant to the foregoing milestones, the remaining $3.7 million in the Offering is required to be purchased and funded by December 31, 2025 by certain Purchasers who agreed to invest an aggregate of $4.0 million or more in the Offering and who elected to defer the purchase of a portion of such Purchaser’s Common Stock and Warrants until such time.

The Company received aggregate gross proceeds from the Initial Closing of approximately $2.23 million, before deducting fees to the placement agents and other estimated offering expenses payable by the Company. The Company will receive an additional $10.38 million in gross proceeds from the additional closings above, provided that the conditions to funding are satisfied. The Company currently plans to use the net proceeds from the Offering for cash requirements for the closing of the proposed merger with Kineta, Inc., to fund the initiation of the Phase 3 Trial for IFx-2.0, to fund the advancement of KVA12123 to a Phase 2 trial and for other working capital needs.

The Warrants have an exercise price per share equal to $3.3125 and will expire on the fifth (5th) anniversary of the later of (i) December 3, 2025 and (ii) the date of the implementation of the Authorized Share Increase Proposal in the Company’s Form S-4 Registration Statement relating to the Kineta Merger. The exercise price of the Warrants is subject to proportional adjustment for stock splits, reverse stock splits, and similar transactions.

The Shares, Warrants and the shares of Common Stock issuable upon exercise of the Warrants were issued in a private placement and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are instead being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and/or Rule 506(b) promulgated thereunder.

The Company has agreed to file a registration statement to register the resale of the Shares and shares of Common Stock underlying the Warrants no later than 60 calendar days following the date of the Initial Closing and to use reasonable efforts to cause such registration statement to become effective within 120 calendar days following the date of the Initial Closing.

In connection with the Offering, the Company engaged Paulson Investment Company, LLC as exclusive placement agent, and Brookline Capital Markets, a division of Arcadia Securities, provided equity market advisory services to the Company.

***

The foregoing summaries of the Securities Purchase Agreement and the Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are attached hereto as Exhibits 10.1 and 4.1, respectively, and are each incorporated herein by reference. The representations, warranties and covenants made by the Company in any agreement that is incorporated by reference herein were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties to such agreements. In addition, the assertions embodied in any representations, warranties and covenants contained in such agreements may be subject to qualifications with respect to knowledge and materiality different from those applicable to security holders generally. Moreover, such representations, warranties or covenants were accurate only as of the date when made, except where expressly stated otherwise. Accordingly, such representations, warranties and covenants should not be relied on as accurately representing the current state of the Company’s affairs at any time.

IMPORTANT ADDITIONAL INFORMATION REGARDING PROPOSED MERGER WITH KINETA

In connection with the proposed acquisition by merger of Kineta, Inc. (“Kineta”) by TuHURA (the “Merger”), TuHURA filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, dated February 7, 2025 (the “Registration Statement”), which was declared effective on May 14, 2025, contains a joint proxy statement of Kineta and TuHURA and a prospectus of TuHURA (the “Joint Proxy Statement/Prospectus”), and TuHURA and Kineta may file with the SEC other relevant documents regarding the Merger. Investors and securityholders of TuHURA and Kineta are urged to read the Joint Proxy Statement/Prospectus and such other materials carefully because they contain important information about TuHURA, Kineta, and the proposed Merger. This Form 8-K is not a substitute for the definitive Joint Proxy Statement/Prospectus or any other documents that TuHURA may file with the SEC or send to securityholders in connection with the proposed Merger.

A definitive copy of the definitive Joint Proxy Statement/Prospectus was mailed to Kineta and TuHURA stockholders beginning May 23, 2025. Investors and stockholders may obtain free copies of the documents filed or that will be filed with the SEC by TuHURA, through the website maintained by the SEC at www.sec.gov. The documents filed by TuHURA with the SEC may also be obtained free of charge at TuHURA’s website at www.tuhurabio.com or upon written request to: TuHURA, 10500 University Drive, Suite 110, Tampa, Florida 33612.

NO OFFER OR SOLICITATION

This Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Merger and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy the securities of TuHURA or Kineta, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

PARTICIPANTS IN THE SOLICITATION

TuHURA and Kineta and their respective directors and officers and other members of management may, under SEC rules, be deemed to be participants in the solicitation of proxies from stockholders in connection with the Merger and other matters that may be set forth in the Joint Proxy Statement/Prospectus. Information about TuHURA’s directors and executive officers is set forth in TuHURA’s filings with the SEC, including TuHURA’s Form 10-K filed on March 31, 2025. Additional information regarding the direct and indirect interests, by security holdings or otherwise, of those persons and other persons who may be deemed participants in the solicitation of proxies in the Merger may be obtained by reading the Joint Proxy Statement/Prospectus when it becomes available. You may obtain free copies of these documents as described above under “IMPORTANT ADDITIONAL INFORMATION REGARDING PROPOSED MERGER WITH KINETA”.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Form 8-K contains certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 27A of the Securities Act, Section 21E of the Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These Forward-looking statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and other future conditions. In some cases you can identify these statements by forward-looking words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “should,” “would,” “project,” “plan,” “expect,” “goal,” “seek,” “future,” “likely” or the negative or plural of these words or similar expressions. Examples of such forward-looking statements include but are not limited to express or implied statements regarding TuHURA’s expectations, hopes, beliefs, intentions or strategies regarding the future and include, without limitation, statements regarding, the satisfaction to the conditions to the completing the offering, the impact of the proceeds from the offering, TuHURA’s IFx-Hu2.0 product candidate and anticipated Phase 3 trial, its tumor microenvironment modulators development program, its potential acquisition by merger of Kineta Inc. and the statements about Kineta’s VISTA-101 development program and statements regarding the closing conditions for the transaction, TuHURA’s needs and expectations regarding its existing capital resources and its need for additional capital (including financing to complete the Kineta merger), and any developments or results in connection therewith and the anticipated regulatory pathway and timing of the foregoing development programs, studies and trials. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. You are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in these forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements are described in detail in our registration statements, reports and other filings with the SEC, which are available on the combined company’s website, and at www.sec.gov.

The forward-looking statements and other information contained in this Form 8-K are made as of the date hereof, and TuHURA does not undertake any obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws. Nothing herein shall constitute an offer to sell or the solicitation of an offer to buy any securities.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated by reference into this Item 3.02.

Item 7.01 Regulation FD Disclosure.

On June 3, 2025, the Company issued a press release announcing the Offering, a copy of which is filed herewith as Exhibit 99.1 and is incorporated by reference. Subsequent to the issuance of the press release, the size and amount of the Offering were slightly adjusted, with the final offering and size amount disclosed above in this Form 8-K. The disclosure in this Item 7.01 (including the exhibit) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act or the Exchange Act, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No

4.1	Form of Warrant.

10.1	Form of Securities Purchase Agreement.

99.1	Press Release, dated June 3, 2025

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUHURA BIOSCIENCES, INC.

Date: June 6, 2025	By:	/s/ Dan Dearborn
Name: Dan Dearborn
Title: Chief Financial Officer